Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Other Intangible Assets
Other Intangible Assets
The Company’s finite-lived intangible assets are stated at cost less accumulated amortization. The Company assesses its intangible and other long-lived assets for impairment whenever events or changes in circumstances suggest that the carrying value of an asset may not be recoverable. The Company recognizes an impairment loss for intangibles and other finite-lived assets if the carrying amount of a long-lived asset is not recoverable based on its undiscounted future cash flows. Any such impairment loss is measured as the difference between the carrying amount and the fair value of the asset. The estimation of useful lives and expected cash flows requires the Company to make significant judgments regarding future periods that are subject to some factors outside its control. Changes in these estimates can result in significant revisions to the carrying value of these assets and may result in material charges to the results of operations.
The Company recorded $32.9 million of other intangible assets as a result of the acquisition of Neighborhood Diabetes in 2011. In December 2015, the Company completed a long-lived asset impairment test for Neighborhood Diabetes and determined that the carrying value of the long-lived asset group, which included intangible assets, exceeded the undiscounted cash flows expected to be generated from the asset group. The Company compared the fair value of the intangible assets and the related asset group, which was estimated based on the subsequent sales price of the asset group as of February 2016. As a result, an impairment charge of $9.0 million was recorded within discontinued operations for the year ended December 31, 2015. The impairment charge was allocated on pro-rata basis based on the carrying value of the assets within the asset group. As a result, impairment charges of approximately $7.4 million and $1.6 million, respectively, were recorded on the customer relationship and trade name intangible assets which are included within long-term assets of discontinued operations on the balance sheet.
 The Company recorded $2.1 million of other intangible assets in the year ended December 31, 2015 as a result of the July 2015 acquisition of its Canadian distribution business (see Footnote 3 for further description). The Company determined that the estimated useful life of the contractual relationship asset is 5 years and is amortizing the asset over the estimated lives, based on the expected cash flows of the assets, accordingly. The amortization expense of other intangible assets was approximately $1.0 million for the year ended December 31, 2015, which was recorded in general and administration expenses on the statement of operations.
Intangible assets on the balance sheet consist of the following (in thousands):

		As of
	December 31, 2015			December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Customer and contractual relationships, net(1) (2)	$3,399	$(1,000)	$2,399	$30,100	$(18,167)	$11,933
Tradename (3)	322	—	322	2,800	(669)	2,131
Total intangible assets (4)	$3,721	$(1,000)	$2,721	$32,900	$(18,836)	$14,064

(1)	Includes foreign currency translation loss of approximately $0.2 million.

(2)
The customer relationships asset includes $1.5 million of both the gross carrying amount and net book value, respectively that are included in long-term assets from discontinued operations on the balance sheet as of December 31, 2015. The full customer relationships balance as of December 31, 2014 is included in long-term assets from discontinued operations on the balance sheet.

(3)	The tradename asset is included in long-term assets from discontinued operations on the balance sheet as of December 31, 2015 and 2014.

(4)
As a result of the impairment recorded on the Neighborhood Diabetes asset group, the Company recorded an impairment charge of approximately $9.0 million on the related Neighborhood Diabetes intangible assets, which was recorded through discontinued operations. This resulted in the gross carrying value and accumulated amortization of the Neighborhood Diabetes intangibles being reduced by $31.1 million and $22.1 million respectively at December 31, 2015.

Amortization expense was approximately $1.0 million from continuing operations and $3.3 million from discontinued operations for the year ended December 31, 2015. Amortization expense from discontinued operations was approximately $4.0 million and $4.9 million for the years ended December 31, 2014 and 2013, respectively. There was no amortization expense from continuing operations in the years ended December 31, 2014 and 2013, respectively.
Amortization expense expected for the next five years and thereafter from continuing operations is as follows (in thousands):

Amortization Expense
Years Ending December 31,	Customer and Contractual Relationships
2016	$421
2017	175
2018	150
2019	125
2020	62
Thereafter	—
Total	$933

As of December 31, 2015, the weighted average amortization period of the Company’s intangible assets from continuing operations is approximately 5.0 years.